SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 12, 2004

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                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

              One Airport Center
              7700 N.E. Ambassador Place
              Portland, Oregon                                97220
              (Address of principal executive offices)      (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581



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Item 12.  Results of Operations and Financial Condition.

               On February 12, 2004, the Company issued a press release announcing its financial results for the third fiscal quarter ended December 31, 2003. This discussion, as well as the press release furnished as Exhibit 99.1 to this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Exhibits

               99.1 Press release dated February 12, 2004, with respect to the Company's financial results for the quarter ended December 31, 2003.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RENTRAK CORPORATION


Dated:  February 12, 2004                   By:
                                                 -----------------------------
                                                 Mark L. Thoenes
                                                 Chief Financial Officer